DREYFUS NEW YORK INSURED TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

We are pleased to provide you with this report on the Dreyfus New York Insured Tax Exempt Bond Fund for the six-month reporting period ended June 30, 1998. Your Fund produced a total return, including share price changes and dividend income generated, of 1.98%,* and an annualized tax-free distribution rate per share of 4.32%.**

Economic Review

In recent testimony to Congress, Federal Reserve Board Chairman Alan Greenspan proclaimed the economy to be "as impressive as any I have witnessed." Indeed, the performance of the economy has been tremendous, with solid, noninflationary economic growth and a robust rate of new job creation. Accordingly, the unemployment rate hovers near its 28-year low. Not surprisingly, consumers brim with confidence: new home sales were recently at record levels, and retail sales have surged since January. The enthusiastic spending of consumers has, so far, offset the adverse effects of the economic problems in Asia. In fact, the financial crisis in the Far East has proved a boon to consumers, since lower import prices have further subdued domestic price pressures and helped keep interest rates low. Remarkably, despite the strengthening economy since the beginning of this year, inflation has waned further. With inflation under control and the economy just beginning to experience a reduction in foreign demand, the Federal Reserve Board has been reluctant to raise interest rates for fear of further roiling Asian financial markets. The last increase in short-term rates came in March 1997 when the Federal Reserve Board Open Market Committee (the policy-making arm of The Federal Reserve) hiked the target rate for Federal Funds by one quarter of a percent to 5.5%.

  Even with the booming job market, wage gains have had little inflationary effect, since business spending in productivity-enhancing capital equipment has been strong throughout the economic expansion. The one soft spot in the job market has been in manufacturing: industrial production has slowed -- a clear sign that Asian economic woes are being felt here -- and inventories of domestic manufacturers have risen due to the reduction in foreign demand. Many analysts expect that the growing trade deficit will retard second-quarter economic growth and possibly serve as a drag over the foreseeable future. This reduction in foreign demand could further moderate the rate of domestic production and consequently ease the demand for labor, thus lessening inflationary pressure resulting from wage increases. Cheaper imports have also weakened the pricing environment for U.S. manufacturers and, in consequence, acted as an additional curb to inflation. All this has been part of what Chairman Greenspan called our economy' s "virtuous cycle" where even so-called crises have proven economically beneficial. As a further example, the economic upheavals in Asia and Russia have caused nervous foreign investors to seek refuge in the U.S. bond market, causing a demand surge that has helped maintain our low interest rate environment. Yet we, along with Chairman Greenspan, are skeptical that our economy has somehow moved "beyond history," and we share his vigilance regarding signs of inflationary imbalances.

Market Environment

The market environment for bonds has been supportive. Since our last report to shareholders, yields on long-term, high-grade tax-exempt bonds have been almost unchanged, whereas U.S. Treasury bond yields have fallen by over one-quarter of a percent. Certainly, it has been the uncertain impact of the spreading Asian financial crisis that has kept the Fed from pushing rates higher despite strong domestic economic data. Spurred by this benign interest rate environment, the issuance of new municipal securities surged during the period, as a near record $146 billion of debt came to market.

  We believe that it is still too early to draw any conclusions regarding how much the expanding Asian crisis will impact the U.S. economy. Until a clearer picture emerges from Asia and Russia, we believe investors will continue to find fixed-income investments attractive. The still strong and expanding economy would normally be a cause for concern to inflation watchers. However, the general belief is that the Fed will refrain from taking any interest rate actions that could exacerbate the problems in these troubled countries. While the most recent economic and employment data has been indicative of a still robust economy, inflation remains quiescent.

  The fixed-income markets have now weathered the period of seasonal price weakness that results from large debt issuance. Traditionally, as summer wanes, the pressure from too much new-issue supply begins to abate. Given this fact and the reasons cited above, we believe that the current environment supports an outlook for steady monetary policy and well-anchored interest rates. As long as inflation growth remains low, we don't anticipate the Fed reacting to potential strong employment and economic data by raising rates. Instead, we believe that the events in Asia, Russia and other emerging countries will be more influential.

Portfolio Overview

  As discussed above, municipal bond prices have experienced little change during the past six months. Because of this decreased volatility, income generated from the Fund' s portfolio of tax-exempt bonds has been the primary factor in performance determination. Interestingly, despite the general decline in taxable bond interest rates, tax-exempts have not kept pace. Mindful that interest rates have fallen precipitously in recent years, we continue with our management approach. We continue to strive to generate a competitive tax-exempt yield while maintaining a neutral portfolio posture toward the direction of interest rates. The Fund's duration measure is being maintained at approximately seven years, which we believe to be market neutral.

  The New York investor was clearly the beneficiary of the large volume of new issuance over the past six months. The most significant of these issues was the $3 billion loan for the Long Island Power Authority. The success of this issue (the largest tax-exempt deal in history) underscores the underlying demand for municipal bonds. Aiding the overall stature of New York debt is the improvement in both the State's and New York City's economies, resulting in credit rating upgrades for both. This has translated into lower interest costs on new debt issuance.

  Looking forward, our focus will continue to be on owning the optimal securities meeting our investment criteria. The municipal market has not made any significant moves in recent weeks. It is likely that this condition could persist going forward until a clearer picture of the Asian impact emerges. In the meantime, we continue to mine for those investment opportunities that meet our investment criteria and will add incremental yield and performance to the Fund.

               Very truly yours,



               [Richard J. Moynihan, signature logo]

               Director, Municipal Portfolio Management

               The Dreyfus Corporation

July 20, 1998

New York, N.Y.

*Total  return  includes  reinvestment of dividends and any capital gains paid.
Income may be subject to state and local income taxes for non-New York residents.

**Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

DREYFUS NEW YORK INSURED TAX EXEMPT BOND FUND
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STATEMENT OF INVESTMENTS                            JUNE 30, 1998 (UNAUDITED)

                                                                                                   Principal

Long-Term Municipal Investments--97.6%                                                              Amount            Value
-------------------------------------------------------                                         _____________      ____________

New York--92.3%

Development Authority of the North Country,
  Solid Waste Management System Revenue, Refunding 6%, 5/15/2015 (Insured; FSA)                  $  2,260,000      $  2,540,263

Islip Resource Recovery Agency, RRR 6.125%, 7/1/2013 (Insured; AMBAC)                               1,425,000         1,548,576

Metropolitan Transportation Authority,

 Transit Facilities Revenue:

    6.50%, 7/1/2018 (Insured; FGIC) (Prerefunded 7/1/2002) (a)                                      4,000,000         4,432,400

    4.75%, 7/1/2026 (Insured; FGIC) (b)                                                             3,000,000         2,825,220

Nassau County:

  General Improvement 5.10%, 11/1/2014 (Insured; AMBAC)                                             3,955,000         3,980,787

  Refunding 5.50%, 7/1/2006 (Insured; FGIC)                                                         1,500,000         1,610,820

New York City:

  6%, 8/1/2007 (Insured; FGIC)                                                                      2,000,000         2,222,420

  5.375%, 6/1/2013 (Insured; AMBAC)                                                                 3,825,000         3,965,607

  7.25%, 3/15/2018 (Insured; FSA)                                                                   1,000,000         1,068,120

New York City Municipal Water Finance Authority, Water and Sewer System Revenue

  6.20%, 6/15/2021 (Insured; AMBAC) (Prerefunded 6/15/2002) (a)                                     2,000,000         2,184,060

New York State Dormitory Authority, Revenue:

 (City University):

    5.35%, 7/1/2009 (Insured; FGIC)                                                                 5,000,000         5,326,750

    6.30%, 7/1/2024 (Insured; AMBAC)                                                                2,800,000         3,110,128

  (Ithaca College) Refunding 6.25%, 7/1/2021 (Insured; MBIA) (Prerefunded 7/1/2001) (a)             2,000,000         2,164,920

  (Mental Health Services Facilities Improvement)

    5.125%, 8/15/2021 (Insured; MBIA)                                                               2,700,000         2,670,975

  (Mount Sinai School of Medicine):

    5.15%, 7/1/2024 (Insured; MBIA)                                                                 5,765,000         5,915,524

    Refunding 6.75%, 7/1/2009 (Insured; MBIA)                                                       3,000,000         3,282,750

  (New York and Presbyterian Hospital) Refunding 4.75%, 8/1/2027 (Insured; AMBAC)                   3,000,000         2,809,230

  (University of Rochester) Refunding 5%, 7/1/2027 (Insured; MBIA)                                  2,000,000         1,950,660

  (Vassar Brothers Hospital) 5.25%, 7/1/2017 (Insured; FSA)                                         1,500,000         1,509,660

New York State Energy Research and Development Authority, Revenue:

 Facilities (Con Edison Co. of New York Inc. Project)

    6.375%, 12/1/2027 (Insured; MBIA)                                                               5,000,000         5,345,800

  Pollution Control, Refunding (Niagara Mohawk Power Corp.)

    6.625%, 10/1/2013 (Insured; FGIC)                                                               4,500,000         4,883,805

New York State Medical Care Facilities Finance Agency,

 Revenue:

    (Aurelia Osborn Fox Memorial Hospital) 6.50%, 11/1/2019 (Insured; FSA)                          3,000,000         3,241,260

    (Hospital and Nursing Home) 6.125%, 2/15/2015 (Insured; MBIA)                                   4,000,000         4,328,600

    (Mental Health Service Facilities Improvement):

       6.25%, 8/15/2018 (Insured; AMBAC)                                                            4,685,000         5,045,698

       7.375%, 8/15/2019 (Insured; MBIA) (Prerefunded 8/15/1999) (a)                                1,100,000         1,165,813

    (Sisters of Charity Hospital) 6.625%, 11/1/2018 (Insured; AMBAC)                                2,000,000         2,168,520

New York State Mortgage Agency, Revenue (Homeownership Mortgage)

  6.45%, 10/1/2017 (Insured; MBIA)                                                                  1,000,000         1,085,260

DREYFUS NEW YORK INSURED TAX EXEMPT BOND FUND
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STATEMENT OF INVESTMENTS (CONTINUED)                JUNE 30, 1998 (UNAUDITED)

                                                                                                   Principal

Long-Term Municipal Investments (continued)                                                         Amount            Value
-------------------------------------------------------                                          _____________     ____________

New York (continued)

New York State Thruway Authority (Highway And Bridge Trust Fund)
  5%, 4/1/2018 (Insured; FGIC)                                                                   $  3,325,000      $  3,265,383

New York State Urban Development Corp., Revenue, Refunding

  (Correctional Facilities) 5.50%, 1/1/2014 (Insured; FSA)                                          3,000,000         3,217,560

Port Authority of New York and New Jersey:

  5.80%, 11/1/2010 (Insured; FGIC)                                                                  7,160,000         7,671,439

  6.25%, 1/15/2027 (Insured; AMBAC)                                                                 2,000,000         2,127,400

  Special Obligation Revenue (JFK International Air Terminal Project)

    6.25%, 12/1/2013 (Insured; MBIA)                                                                5,000,000         5,741,900

Triborough Bridge and Tunnel Authority:

  General Purpose Revenues 6.125%, 1/1/2021 (Insured; CMAC)                                         2,000,000         2,310,500

  Special Obligation Refunding 6%, 1/1/2015 (Insured; AMBAC)                                        4,000,000         4,195,320

Yonkers 5.125%, 8/1/2009 (Insured; AMBAC)                                                           3,125,000         3,242,031

U.S. Related--5.3%

Guam, Government Limited Obligation Revenue, Refunding

  (Infrastructure Improvement) 5%, 11/1/2017 (Insured; AMBAC)                                       2,725,000         2,719,795

Puerto Rico Electic Power Authority, Power Revenue

  5.40%, 7/1/2013 (Insured; MBIA)                                                                   3,700,000         3,876,120

                                                                                                                   ____________

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

  (cost $114,191,278)                                                                                              $120,751,074

                                                                                                                   ============

Short-Term Municipal Investment--2.4%
-------------------------------------------------------

New York City Municipal Water Finance Authority, Water and Sewer System Revenue,
VRDN

  3.75% (Insured; FGIC) (c) (cost $3,000,000)                                                    $  3,000,000      $  3,000,000

                                                                                                                   =============

TOTAL INVESTMENTS--100.0%

  (cost $117,191,278)                                                                                              $123,751,074

                                                                                                                   =============

DREYFUS NEW YORK INSURED TAX EXEMPT BOND FUND
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Summary of Abbreviations
-----------------------------------------------------------------------------
AMBAC       American Municipal Bond Assurance Corporation           MBIA        Municipal Bond Investors Assurance

CMAC        Capital Market Assurance Corporation                                   Insurance Corporation

FGIC        Financial Guaranty Insurance Company                    RRR         Resources Recovery Reveune

FSA         Financial Security Assurnace                            VRDN        Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)
-----------------------------------------------------------------------------

Fitch (d)            or            Moody's             or            Standard & Poor's              Percentage of Value

_______                            ________                          ___________________            ______________________

AAA                                Aaa                               AAA                                   97.6%

F1                                 MIG1/P1                           SP1/A1                                 2.4

                                                                                                         _______

                                                                                                          100.0%

                                                                                                         =======


Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Bonds   which   are  prerefunded  are  collateralized  by  U.S.  Government securities  which are held in escrow and are used to pay principal and interest on  the  municipal  issue  and  to  retire  the  bonds  in full at the earliest refunding date.

(b) Purchased on a delayed-delivery basis.

(c) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.

(d) Fitch currently provides creditworthiness information for a limited number of investments.

(e) At  June  30,  1998,  29.7%  of the Fund's net assets are insured by AMBAC,
    28.2% are insured by FGIC and 30% are insured by MBIA.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK INSURED TAX EXEMPT BOND FUND
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STATEMENT OF ASSETS AND LIABILITIES                 JUNE 30, 1998 (UNAUDITED)

                                                                                                   Cost              Value

                                                                                                _____________      ____________

ASSETS:                          Investments in securities--See Statement of Investments         $117,191,278      $123,751,074

                                 Cash                                                                                 1,412,703

                                 Interest receivable                                                                  2,221,283

                                 Receivable for investment securities sold                                              706,045

                                 Prepaid expenses                                                                        17,011

                                                                                                                   ____________

                                                                                                                    128,108,116

                                                                                                                   ____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                           89,144

                                 Due to Distributor                                                                       2,246

                                 Payable for investment securities purchased                                          2,847,685

                                 Accrued expenses                                                                        44,258

                                                                                                                   ____________

                                                                                                                      2,983,333

                                                                                                                   ____________

NET ASSETS                                                                                                         $125,124,783

                                                                                                                   ============


REPRESENTED BY:                  Paid-in capital                                                                   $117,444,134

                                 Accumulated net realized gain (loss) on investments                                  1,120,853

                                 Accumulated net unrealized appreciation (depreciation)

                                   on investments--Note 4                                                             6,559,796

                                                                                                                   ____________

NET ASSETS                                                                                                         $125,124,783

                                                                                                                   ============

SHARES OUTSTANDING

(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICAL INTEREST AUTHORIZED)                                        11,025,385

NET ASSET VALUE, offering and redemption price per share--Note 3(d)                                                     $11.35

                                                                                                                        ======


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK INSURED TAX EXEMPT BOND FUND
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STATEMENT OF OPERATIONS            SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME
INCOME                           Interest Income                                                                     $3,418,222

EXPENSES:                        Management fee--Note 3(a)                                        $   384,580

                                 Shareholder servicing costs--Note 3(b)                               194,336

                                 Professional fees                                                     25,636

                                 Trustees' fees and expenses--Note 3(c)                                17,689

                                 Prospectus and shareholders' reports                                   6,587

                                 Custodian fees                                                         6,572

                                 Registration fees                                                      6,462

                                 Loan commitment fees--Note 2                                             845

                                 Miscellaneous                                                          8,483

                                                                                                   __________

                                        Total Expenses                                                651,190

                                 Less--reimbursement of prospectus costs--Note 3(b)                      (483)

                                                                                                   __________

                                        Net Expenses                                                                    650,707

                                                                                                                     __________

INVESTMENT INCOME--NET                                                                                                2,767,515

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments                           $  580,108

                                 Net unrealized appreciation (depreciation) on investments           (781,363)

                                                                                                   ___________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                                 (201,255)

                                                                                                                     __________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                 $2,566,260

                                                                                                                     ==========


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK INSURED TAX EXEMPT BOND FUND
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STATEMENT OF CHANGES IN NET ASSETS

                                                                                        Six Months Ended

                                                                                         June 30, 1998        Year Ended

                                                                                          (Unaudited)      December 31, 1997

                                                                                         _____________    __________________


OPERATIONS:
  Investment income--net                                                                  $  2,767,515         $   6,137,142

  Net realized gain (loss) on investments                                                      580,108             1,738,375

  Net unrealized appreciation (depreciation) on investments                                   (781,363)            1,772,442

                                                                                          ____________          ____________

    Net Increase (Decrease) in Net Assets Resulting from Operations                          2,566,260             9,647,959

                                                                                          ____________          ____________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net                                                                    (2,767,515)           (6,137,142)

  Net realized gain on investments                                                            ---                 (1,483,996)

                                                                                          ____________          ____________

    Total Dividends                                                                         (2,767,515)           (7,621,138)

                                                                                          ____________         ____________

BENEFICIAL INTEREST TRANSACTIONS:

  Net proceeds from shares sold                                                              4,560,009            11,403,371

  Dividends reinvested                                                                       1,807,805             5,088,496

  Cost of shares redeemed                                                                  (16,864,063)          (25,533,191)

                                                                                          ____________          ____________

    Increase (Decrease) in Net Assets from Beneficial Interest Transactions                (10,496,249)           (9,041,324)

                                                                                          ____________         ____________

       Total Increase (Decrease) in Net Assets                                             (10,697,504)           (7,014,503)

NET ASSETS:

  Beginning of Period                                                                      135,822,287           142,836,790

                                                                                          ____________          ____________

  End of Period                                                                           $125,124,783          $135,822,287

                                                                                          ============          ============


                                                                                              Shares               Shares

                                                                                          ____________          ____________

CAPITAL SHARE TRANSACTIONS:

  Shares sold                                                                                  400,484             1,022,421

  Shares issued for dividends reinvested                                                       159,363               454,542

  Shares redeemed                                                                           (1,481,274)           (2,293,385)

                                                                                          _____________         _____________

    Net Increase (Decrease) in Shares Outstanding                                             (921,427)             (816,422)

                                                                                          =============         =============


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK INSURED TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                         Six Months Ended

                                                          June 30, 1998                     Year Ended December 31,

                                                                              _________________________________________________

PER SHARE DATA:                                             (Unaudited)        1997       1996       1995       1994      1993

                                                            __________        ______     ______     ______    ______     ______
   Net asset value, beginning of period                       $11.37          $11.19     $11.68     $10.66    $12.04     $11.60

                                                              ______          ______     ______     ______    ______     ______

   Investment Operations:

   Investment income--net                                       .24              .50        .54       .59        .60        .60

   Net realized and unrealized gain (loss)

       on investments                                          (.02)             .30       (.31)     1.02      (1.39)       .66

                                                              ______          ______     ______     ______    ______     ______

   Total from Investment Operations                             .22              .80        .23      1.61       (.79)      1.26

                                                              ______          ______     ______     ______    ______     ______

   Distributions:

   Dividends from investment income--net                       (.24)            (.50)      (.54)     (.59)      (.59)      (.60)

   Dividends from net realized gain on investments              --              (.12)      (.18)        --         --      (.22)

                                                              ______          ______     ______     ______    ______     ______

   Total Distributions                                         (.24)            (.62)      (.72)     (.59)      (.59)      (.82)
                                                              ______          ______     ______     ______    ______     ______

   Net asset value, end of period                             $11.35          $11.37     $11.19     $11.68    $10.66     $12.04

                                                              ======          ======     ======     ======    ======     ======


TOTAL INVESTMENT RETURN                                         3.99%(1)        7.41%      2.12%     15.38%    (6.62%)    11.08%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets                      1.02%(1)         .99%      1.02%       .99%      .98%       .96%

   Ratio of net investment income

       to average net assets                                    4.32%(1)        4.47%      4.78%      5.20%     5.31%      5.01%

   Decrease reflected in above expense ratios

       due to undertakings by manager                              --             --         --        --        .01%       .02%

   Portfolio Turnover Rate                                     18.92%(2)      116.40%     84.24%     31.13%    12.79%
19.89%

   Net Assets, end of period (000's Omitted)                  $125,125       $135,822   $142,837  $157,317   $151,696   $198,257
-----------------------------

(1)  Annualized.

(2)  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK INSURED TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus New York Insured Tax Exempt Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 (" Act" ) as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal, New York State and New York City income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales load.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custodian agreement, the Fund received net earnings credit of $3,688 during the period ended June 30, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

  The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

  (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

  (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS NEW YORK INSURED TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

NOTE 2--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 1998, the Fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, commitment fees, interest on borrowings and extraordinary expenses, exceed 11_2% of the value of the Fund's average daily net assets, the Fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended June 30, 1998, there was no expense reimbursement pursuant to the Agreement.

  (B) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service
Agents   (a   securities   dealer,   financial  institution  or  other  industry
professional) for distributing the Fund' s shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, or any affiliate (collectively, " Dreyfus" ) for advertising and marketing relating to the Fund and Servicing, at an aggregate annual rate of .25 of 1% of the value of the Fund's average daily net assets. Both the Distributor and Dreyfus may pay Service Agents a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts to be paid to Service Agents to which it will make payments and the basis on which such payments are made. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or
 . 005 of 1% of the value of the Fund's average daily net assets for any full year. During the period ended June 30, 1998, $160,725 was charged to the Fund pursuant to the Plan, of which $483 was reimbursed by the Manager.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended June 30, 1998, the Fund was charged $22,987 pursuant to the transfer
agency    agreement.

  (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Trustee Emeritus receives 50% of such compensation.

  (D) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through the use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance.

NOTE 4--SECURITIES TRANSACTIONS:

  The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 1998 amounted to $23,589,089 and $34,532,112, respectively.

  At June 30, 1998, accumulated net unrealized appreciation on investments was $6,559,796, consisting of $6,621,625 gross unrealized appreciation and $61,829 gross unrealized depreciation.

  At June 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


[reg.tm]
[reg.tm]

DREYFUS NEWYORK INSURED

TAX EXEMPT BOND FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940










Printed in U.S.A.                                              577SA986

New York Insured

Tax Exempt

Bond Fund

Semi-Annual

Report

June 30, 1998